Third-Quarter 2022 Results Investor Supplemental Materials November 10, 2022

NASDAQ: LUNA Luna Innovations Incorporated© 2022 2 Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding its technological and product capabilities and critical nature, its market position and penetration, sales bookings, sales market and revenue growth, intellectual property position, the company's future financial performance, including guidance, and market recognition of key technologies and demand for its products, the company’s overall growth potential, its balance sheet and capitalization and access to, and deployment of, capital, its strategic position, and corporate and leadership culture. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure of demand for the company’s products and services to meet expectations, failure to penetrate target markets or of those markets to grow and expand, technological, operational and strategic challenges, integration of acquisitions, potential performance shortfalls as a result of the diversion of management’s attention caused by transactions and integrating operations, global supply chain issues, geopolitical and economic factors and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation, November 10, 2022, and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA and Adjusted EPS, which are non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Net Income to Adjusted EBITDA and Net Income to Adjusted EPS are included in the appendix to this presentation.

NASDAQ: LUNA Luna Innovations Incorporated© 2022 3 Speakers Scott Graeff President & Chief Executive Officer Brian Soller Chief Technology Officer & EVP, Corporate Development Gene Nestro Chief Financial Officer & SVP, Finance

NASDAQ: LUNA Luna Innovations Incorporated© 2022 4 Third-Quarter 2022: Key Financial Results Revenues of $29.2M, up 43% year-over-year Revenues in constant currency1 of $30.1M, up 48% year-over-year Gross margin of 58%, compared to 62% for the prior-year period Adjusted operating income of $4.2M, compared to $1.7M for the prior-year period Adjusted EBITDA2 of $4.5, compared to $2.1M for the prior-year period Adjusted EPS2 of $0.09, compared to $0.03 for the prior-year period 1We calculate constant currency revenues (a non-GAAP financial measure) by translating our foreign revenues for the current period in U.S. dollars at the average exchange rate in effect for the comparable prior year period. The translated results are then used to determine year-over-year percentage increases or decreases.. 2Adj EPS, EBITDA and Operating Income are a non-GAAP measures. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. Executing against our strategy

NASDAQ: LUNA Luna Innovations Incorporated© 2022 5 Third-Quarter 2022 and Recent Business Highlights Signed new, $14.2 million contract with Intuitive Surgical, Inc. (Nasdaq: ISRG) to supply critical photonic subsystems for its next-generation, robotic surgical systems Continued delivering OBR 6200 to Lockheed Martin to support global sustainment of F-35 Continued market share growth for Luna’s fiber optic systems displacing legacy technologies  Perimeter security for an Eastern European airport  Water storage tank monitoring in Middle East  Leak detection for Produced Water pipeline in the U.S.  Power cable monitoring for large, offshore, U.S. wind farm Continued successful penetration with THz products into industrial process monitoring markets  EV battery  Adhesive manufacturing Key management appointments  Eva Hartmann named SVP of Human Resources  Brian Soller to Chief Technology Officer & EVP of Corporate Development

NASDAQ: LUNA Luna Innovations Incorporated© 2022 6 $4.0 $7.6 $7.5 FY19 FY20 FY21 FY22 Adjusted EBITDA1,2 (millions) $49.1 $87.5 $77.8 FY19 FY20 FY21 FY22 Revenue1 (millions) $59.1 Strong Financial Results 1 Reminder: Luna Labs reclassified to Discontinued Operations and subsequent sale in late Q1 2022. 2 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. FY22 Guidance: $109M - $115M FY22 Guidance: $10M to $12M $7.9

NASDAQ: LUNA Luna Innovations Incorporated© 2022 7 Balance Sheet Balance sheet on September 30, 2022:  $145.2M in total assets • $7.9M in cash and cash equivalents • $46.7M in working capital Total debt of $21.7M outstanding  $19.5M in term debt  $2.2M drawn on revolver All investments over the past five years – in both business and in M&A – have been funded by using the balance sheet through cash and bank debt Luna will continue to deploy capital prudently to generate long-term sustainable growth  Increasing organic sales  Reinvesting in our business  Identifying inorganic opportunities

2022 Financial Outlook

NASDAQ: LUNA Luna Innovations Incorporated© 2022 9 2022 Financial Outlook 2022 outlook reflects the sale of Luna Labs, the acquisition of Lios and the ongoing impact of the pandemic:  Full-year total revenue of $109M to $115M  Full-year adjusted EBITDA1 of $10M to $12M 1 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation.

NASDAQ: LUNA Luna Innovations Incorporated© 2022 10 Luna – Enabling the Future with Fiber Positioned as a global fiber optic leader Proprietary fiber-optic based measurement technology, offering unprecedented combination of performance and economics Customers in attractive markets: Defense, Communications, Infrastructure, Energy, Automotive and Aerospace Positioned to take advantage of trends such as vehicle lightweighting, smart infrastructure, increasing needs for global security, and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Overview

Appendix

NASDAQ: LUNA Luna Innovations Incorporated© 2022 12 Reconciliation of Net (Loss)/Income to Adjusted EBITDA1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. 2 Other non-recurring charges include customer accommodation, facility consolidation, severance and debt refinancing costs. (in thousands) 2022 2021 2022 2021 Reconciliation of EBITDA and Adjusted EBITDA GAAP net income/(loss) 1,196$ 355$ 8,426$ (193)$ Income from discontinued operations, net of tax 28 699 11,543 2,371 GAAP net income/(loss) from continuing operations 1,168 (344) (3,117) (2,564) Interest expense, net 218 110 442 375 Income tax (benefit)/expense 165 224 (527) (1,436) Depreciation and amortization 1,299 1,131 3,993 3,440 EBITDA 2,850 1,121 791 (185) Share-based compensation 1,027 689 3,027 2,133 Integration and transaction expense 184 196 2,184 2,073 Amortization of inventory step-up 134 104 391 440 Other non-recurring charges (2) 349 1,057 - Adjusted EBITDA 4,544$ 2,110$ 7,450$ 4,461$ Three Months Ended Nine Months Ended September 30, September 30, (Unaudited) (Unaudited)

NASDAQ: LUNA Luna Innovations Incorporated© 2022 13 Reconciliation of Net (Loss)/Income to Adjusted EPS1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. 2 Other non-recurring charges include customer accommodation, facility consolidation, severance and debt refinancing costs. 2022 2021 2022 2021 Reconciliation of Net (loss)/Income to Adjusted EPS GAAP net income/(loss) 1,196$ 355$ 8,426$ (193)$ Income from discontinued operations, net of tax 28 699 11,543 2,371 GAAP net income/(loss) from continuing operations 1,168 (344) (3,117) (2,564) Adjustments: Share-based compensation 1,027 689 3,027 2,133 Integration and transaction expense 184 196 2,184 2,073 Amortization of intangible assets 988 761 2,793 2,353 Amortization of inventory step-up 134 104 391 440 Other non-recurring charges (2) 349 1,057 - Total adjustments: 2,682 1,750 9,452 6,999 Income tax effect on adjustments (671) (438) (2,363) (1,750) Adjusted income from continuing operations 3,179$ 968$ 3,972$ 2,685$ Adjusted EPS 0.09$ 0.03$ 0.12$ 0.08$ Adjusted weighted average shares (in thousands): Diluted 34,105 33,781 32,492 33,586 Three Months Ended September 30, (Unaudited) Nine Months Ended September 30, (Unaudited) (in thousands, except per share data)

NASDAQ: LUNA Luna Innovations Incorporated© 2022 14 Reconciliation of Operating (Loss) to Adjusted Operating Income1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. 2 Other non-recurring charges include customer accommodation, facility consolidation, severance and debt refinancing costs. 2022 2021 2022 2021 Reconciliation of Operating (Loss) to Adjusted Operating Income GAAP Operating Loss 1,478$ (10)$ (3,348)$ (3,625)$ Adjustments: Share-based compensation 1,027 689 3,027 2,133 Integration and transaction expense 184 196 2,184 2,073 Amortization of intangible assets 988 761 2,793 2,353 Amortization of inventory step-up 134 104 391 440 Other non-recurring charges (2) 349 1,057 Total adjustments: 2,682 1,750 9,452 6,999 Adjusted Operating Income 4,160$ 1,740$ 6,104$ 3,374$ Three Months Ended September 30 (Unaudited) Nine Months Ended September 30, (Unaudited) (in thousands)

NASDAQ: LUNA Luna Innovations Incorporated© 2022 15 Historical Quarterly Results1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 Revenues 20,329$ 24,222$ 22,481$ 26,162$ 29,153$ Cost of revenues 7,745 10,102 8,202 10,199 12,234 Gross profit 12,584 14,120 14,279 15,963 16,919 Gross margin 62% 58% 64% 61% 58% Operating expense: Selling, general and administrative 8,717 9,533 11,437 14,612 12,065 Research, development and engineering 2,920 2,543 2,543 2,665 2,204 Amortization of intangibles 761 760 821 992 988 Integration and deal related expense 196 249 1,844 156 184 Total operating expense 12,594 13,085 16,645 18,425 15,441 Operating income/(loss) (10)$ 1,035$ (2,366)$ (2,462)$ 1,478$ (in thousands) Three Months Ended